UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	July 26, 2013

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	IRS Employer Identification Number
1-14201	SEMPRA ENERGY (California Corporation) 101 Ash Street San Diego, California 92101 (619) 696-2000	33-0732627

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY (California Corporation) 8326 Century Park Court San Diego, California 92123 (619) 696-2000	95-1184800

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sempra Energy

Resignation of General Counsel

On July 26, 2013, Javade Chaudhri informed Sempra Energy (“Sempra”) that he will resign from the position of General Counsel effective September 2, 2013.  Martha Wyrsch, 55, will succeed Mr. Chaudhri as General Counsel of Sempra on September 3, 2013.

Ms. Wyrsch will join Sempra as its Executive Vice President and General Counsel.  She will report to Debra L. Reed, Sempra’s Chairman and Chief Executive Officer, and will be responsible for Sempra’s legal affairs and compliance oversight, and also serve as Sempra’s Chief Environmental Officer.

Most recently, from 2009 to 2012, Ms. Wyrsch served as President of Vestas American Wind Systems, the Portland, Oregon-based affiliate of Danish-owned Vestas Wind Systems A/S.  As President, she had direct responsibility for all North American sales, construction, service, and maintenance.   As Chair of the Vestas North American Regional Council, she also had coordinating oversight of North American-based manufacturing, supply chain and other support functions.

Previously, Ms. Wyrsch spent nearly ten years at Duke Energy and its spinoff, Spectra Energy Corporation.  She joined Duke Energy in 1999 as Senior Vice President of Legal Affairs and Deputy Counsel and, later, was promoted to Group Vice President and General Counsel.  In 2005, she moved to Duke Energy Gas Transmission as its President and Chief Executive Officer.  Subsequently, she became the President and Chief Executive Officer of Spectra Energy Transmission overseeing its natural gas transmission and storage business in the United States and Canada, as well as its gathering, processing and distribution businesses in Canada.

Ms. Wyrsch currently serves on the Boards of Directors of SPX Corporation and of Spectris plc.  Her past board memberships include American Wind Energy Association, National Infrastructure Advisory Council Board, National Petroleum Council, Spectra Energy Corporation and Interstate Natural Gas Association.

San Diego Gas & Electric Company and Southern California Gas Company

Boards of Directors Resignations and Appointments

On July 26, 2013, Mr. Chaudhri informed San Diego Gas & Electric Company (“SDG&E”) and Southern California Gas Company (“SoCalGas”) that he will resign from their respective Boards of Directors effective September 2, 2013.

Also on July 26, 2013, Ms. Wyrsch was appointed to the SDG&E and SoCalGas Boards of Directors effective September 3, 2013.  Members of the Boards of Directors of SDG&E and SoCalGas are not compensated for their services on these boards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: July 26, 2013	By: /s/ Joseph A. Householder
Joseph A. Householder Executive Vice President and Chief Financial Officer

SAN DIEGO GAS & ELECTRIC COMPANY
(Registrant)

Date: July 26, 2013	By: /s/ Robert Schlax
Robert Schlax Vice President, Controller and Chief Financial Officer

SOUTHERN CALIFORNIA GAS COMPANY
(Registrant)

Date: July 26, 2013	By: /s/ Robert Schlax
Robert Schlax Vice President, Controller and Chief Financial Officer